Exhibit 99.1
EXHIBIT 99.1
LMI AEROSPACE
Investor Presentation
October 2008

Safe Harbor Statements
This presentation contains several statements about management’s current expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties, including risks and uncertainties that relate specifically to our recent acquisition of D3 Technologies, Inc., such as: (i) the risk that the D3 business may not be integrated successfully into LMI; (ii) the risk that the expected benefits of the acquisition may not be realized; and (iii) difficulties, costs or delays in implementing common internal controls, disclosure controls, systems and procedures. Please refer to the discussion contained under the heading “Risk Factors” under item 1A of our annual report on Form 10-K for the year ended December 31, 2007 for more details.
1 LMI AEROSPACE PROPRIETARY

Senior Management
Ronald S. Saks
CEO, President & Director
· CEO and President of LMI since 1984
· Previously served as Executive Vice President with Associated Transports, Inc.
Lawrence E. Dickinson
Chief Financial Officer and Secretary
· CFO of LMI since 1993
· Previously served as a Financial Analyst and Controller for LaBarge, Inc. from 1984 to 1993
2 LMI AEROSPACE PROPRIETARY

Investment Highlights

- Demonstrated track record of strong financial performance, with excellent growth outlook
  - 28% Revenue CAGR from 2004 to 2009E
  - 72% Operating Income CAGR from 2004 to 2009E
- Revenue / customer diversification[1]
  - 37% services, 63% production and assembly
  - 36% commercial, 22% military, 34% corporate and regional
- Favorable long-term industry trends toward outsourcing engineering, production and assembly
- Approximately 70% of our 2009E revenue is associated with long-term contracts
- Record Aerostructures segment backlog of $210 million[2]
- Preferred supplier to aircraft OEMs (including Boeing, Sikorsky, Gulfstream and others) and Tier 1 suppliers for nearly 60 years with industry-leading quality and reliability
- Defined organic growth plan and ongoing acquisition program
- Experienced management team with an average of over 20 years experience and strong industry relationships

Revenue[3]


($ in Millions)
$350
$300
$250
$200
$150
$100
$50
$0
2004 – 2009E CAGR = 28%
86
101
123
169
257
297
D3
LMI
2004
2005
2006
2007
2008E
2009E

Operating Income[3]


($ in Millions)
$40
$30
$20
$10
$0
2004 – 2009E CAGR = 72%
3
10
16
21
33
39
D3
LMI
2004
2005
2006
2007
2008E
2009E

(1) Based on Q2 2008 results. (2) Includes $47 million in Gulfstream orders received after 6/30/08. (3) 2008E and 2009E reflect midpoint of Company guidance as of 8/6/08 and 9/3/08, respectively.

3 | LMI AEROSPACE PROPRIETARY

LMI AEROSPACE, INC

Business Overview
· A leading provider of design engineering services, structural components, assemblies and kits to the aerospace, defense and technology industries
· Produces more than 30,000 types of aerospace parts, kits and assemblies for integration into a variety of civilian and military aircraft platforms
· Supports both military and commercial aircraft lifecycles, from conceptual design, analysis and certification through production support, fleet support and service life extensions with over 375 qualified engineers
· 21 facilities in 15 cities
· Successfully integrated eight acquisitions since 1996
· 2008E revenue of $257 million and operating profit of $32.5 million[1]
(1) 2008E reflects midpoint of guidance as of 8/6/08.
4 LMI AEROSPACE PROPRIETARY

Leading Provider of Assemblies, Kits and Components
Gulfstream Fuselage Kit Rotorcraft Machined Components Leading Edge
Sikorsky Helicopter Cabin Assembly Gun Assembly Components 767 Winglet Modification Leading Edge
Great customer relationships built over many years around our superior reputation for quality and on-time delivery
5 LMI AEROSPACE PROPRIETARY

D3 Acquisition Added Design Engineering Services



Airbus A330 Wing



Boeing 787 Structural and Systems Design



Boeing Dreamlifter Structural and Systems Design



Gulfstream G-650 Structural Design and Analysis



F-35 Wing and Fuselage



F-18 Program Management

Well-positioned on corporate, commercial and military platforms

6 | LMI AEROSPACE PROPRIETARY

LMI AEROSPACE, INC.

Strategic Benefits of the D3 Combination
D3 LMI / D3 LMI EngineeringDesign-Build Manufacturing Services
· LMI is positioned as a “turnkey” aerospace systems provider —Strengthens LMI’s current customer relationships —Potential access to Airbus with combined capabilities
· Capitalizes on accelerating trend toward OEM
outsourcing of complex aircraft development projects
· Enhances the depth of LMI’s management and engineering team — Employs over 375 highly skilled engineers
· Adds additional 787 program participation and unique composite materials engineering expertise
7 LMI AEROSPACE PROPRIETARY

Growth Strategy
· Leverage strong customer relationships
· Expand value-added services and solutions
· Invest in production efficiencies and capacity
· Pursue strategic acquisitions
· Pursue design-build opportunities
8 LMI AEROSPACE PROPRIETARY

Acquisition Focus
Design and engineering services High speed machining Composite technologies Other complex metal capabilities
Enhance portfolio of design and manufacturing capabilities
9 LMI AEROSPACE PROPRIETARY

Strategic Geographic Locations
Mukilteo
Auburn
Washington DC St. Louis Wichita Sun Valley San Diego Tulsa Vista Catoosa Greenville Mexicali Savannah Irving Dallas
FormingMachining Processing Distribution Design HQ
10 LMI AEROSPACE PROPRIETARY

Strong Relationships with OEMs & Tier 1s
Exclusive long-term agreements with blue-chip customers
11 LMI AEROSPACE PROPRIETARY

Diversified Across Aerospace Sectors
· LMI applies its capabilities across multiple customers and aircraft platforms
· Disciplined diversification strategy significantly protects LMI from any downturns in the aerospace cycle
Aerostructures Revenue
8.2%
33.9% 28.1%
29.8%
Engineering Services Revenue
5.8% 12.5%
46.7%
35.0%
Total Revenue
7.3%
34.3% 22.4%
36.0%
Corporate and Regional Aircraft Large Commercial Aircraft Military Other
(1) Sector revenue breakdown based on Q2 2008 results.
12 LMI AEROSPACE PROPRIETARY

LMI Focuses on Attractive Markets
Business Aviation
· Strong backlog at business jet OEMs
· Domestic and international demand expected to remain elevated for large cabin models
Jet Deliveries of LMI Aerospace Customers[1]
[9] %
500 =
R
AG
C 409 400
300 272
200
2005 2010
Commercial Aerospace
· Traffic expected to increase from 2.5 trillion to 3.0 trillion RPMs from 2005 to 2010
· High oil prices driving demand for:
— Lighter, more fuel-efficient aircraft
— Winglet modifications that enhance fuel efficiency
Large Commercial Aircraft Deliveries[2]
1,200 [0] % 1 1,075
= R A G 1,000 C 800
663
600
400
2005 2010
Military
· Rotorcraft demand driven by high
utilization and aging fleet
· Engineering services for military
aircraft programs driven by
upgrades, maintenance,
modification and new aircraft
development
Defense Aircraft
Procurement Budget
$ 40 [8] %
= $ 37
R
A G
$ 35 C
$ 30
$25
$ 25
$ 20
2005 2010
(1) LMI Aerospace customers include Bombardier and Gulfstream. (2) Includes Boeing and Airbus deliveries.
Sources: Teal Group Research 2008; Airline Monitor July 2008; National Defense Budget Estimates for FY 2009.
13 LMI AEROSPACE PROPRIETARY

Key Capabilities on a Variety of Platforms

Business Aviation



G-450 / G-550



G-650



G-150



Design Engineering

- Manufacturing: Fuselage Skins and Components, Wing Skins and Components, Leading Edges, Structural Sheet Metal and Extruded Components
- Design Engineering Services: Wing / Wingbox Design, Winglet Design, Systems Design and Integration, Certification Planning and Support, Tool Design and Fabrication

Commercial Aerospace



767



777



787



737

- Manufacturing: Fuselage Skins and Components, Wing Skins and Components, Leading Edges, Winglet Leading Edges
- Design Engineering Services: Wing / Wingbox Design, Fuselage / Empennage Design, Composite Design Expertise, Weight Improvement Design

Military



F-35



F-18



AH-64



UH-60

- Manufacturing: Helicopter Components, Helicopter Assemblies, Housings and Assemblies for Gun Turrets
- Design Engineering Services: Wing / Wingbox Design, Fuselage / Empennage Design, Composite Design Expertise, Weight Improvement Design, Tool Design and Fabrication, Rapid Prototyping and Test

14 | LMI AEROSPACE PROPRIETARY

LMI AEROSPACE, INC.

Strong Financial Performance
Guidance for 2008 $in Millions Revenue $249 — $265 Gross Profit Margin 25% — 26% SG&A $32.5 — $33.5 Interest Expense $1.6 — $1.8 Tax Rate 36.5% Guidance for 2009 $in Millions Revenue $289 — $304 Gross Profit Margin 24% — 25% SG&A $33.8 — $34.3 Interest Expense $1.5 — $1.7 Tax Rate 36.5%
Revenue
$ in Millions $350 [8] %
= [2] R 296.5
A G $300 E C 0 9 257.0
2 0 $250 [4] —
0 0 D3 [2]
$200 D3 168.5 $150 123.0 D3 101.1
85.9 LMI $100
LMI LMI $50
$0
2004 2005 2006 2007 2008E 2009E
Operating Income
$ in Millions
38.6 $40
[2] % [7] = 32.5
R D3 A G $30 C 9 E 0 0 D3 — 2 4 0 0 21.4
[2] $20 D3 16.2 LMI 10.3 LMI $10 LMI 2.5
$0 2004 2005 2006 2007 2008E 2009E
Note: 2008E and 2009E reflect midpoint of Company guidance as of 8/6/08 and 9/3/08, respectively. 15 LMI AEROSPACE PROPRIETARY

Well-Capitalized to Execute Growth Strategy
· Significant acquisition capacity
— $80 million revolver with additional $40 million accordion feature
— Shelf registration on file with SEC
Current Capitalization
$ in Millions
Actual 6/30/08
Cash & Cash Equivalents $0.0 Total Debt 29.9 Shareholders’ Equity 115.5 Total Capitalization $145.5
16 LMI AEROSPACE PROPRIETARY

Investment Highlights

- Demonstrated track record of strong financial performance, with excellent growth outlook
  - 28% Revenue CAGR from 2004 to 2009E
  - 72% Operating Income CAGR from 2004 to 2009E
- Revenue / customer diversification[1]
  - 37% services, 63% production and assembly
  - 36% commercial, 22% military, 34% corporate and regional
- Favorable long-term industry trends toward outsourcing engineering, production and assembly
- Approximately 70% of our 2009E revenue is associated with long-term contracts
- Record Aerostructures segment backlog of $210 million[2]
- Preferred supplier to aircraft OEMs (including Boeing, Sikorsky, Gulfstream and others) and Tier 1 suppliers for nearly 60 years with industry-leading quality and reliability
- Defined organic growth plan and ongoing acquisition program
- Experienced management team with an average of over 20 years experience and strong industry relationships

Revenue[3]



($ in Millions)
$350
$300
$250
$200
$150
$100
$50
$0
2004 – 2009E CAGR = 28%
86
101
123
169
257
297
D3
LMI
2004
2005
2006
2007
2008E
2009E

Operating Income[3]



($ in Millions)
$40
$30
$20
$10
$0
2004 – 2009E CAGR = 72%
3
10
16
21
33
39
D3
LMI
2004
2005
2006
2007
2008E
2009E

(1) Based on Q2 2008 results. (2) Includes $47 million in Gulfstream orders received after 6/30/08. (3) 2008E and 2009E reflect midpoint of Company guidance as of 8/6/08 and 9/3/08, respectively.

17 | LMI AEROSPACE PROPRIETARY

LMI AEROSPACE, INC.